SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------


                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 ImageMax, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Pennsylvania                              23-2865585
----------------------------------------  ------------------------------------
(State of incorporation or organization)  (I.R.S. Employer Identification No.)



           Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004
           ----------------------------------------------------------
             (Address of principal executive offices)    (zip code)



         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]


 Securities Act registration statement file number to which this form relates:
                                    333-35567


        Securities to be registered pursuant to Section 12(b) of the Act:
                                     None.

        Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                           --------------------------
                                (Title of class)

Item 1.  Description of Registrant's Securities To Be
         Registered.


         ImageMax, Inc.'s (the "Company") Common Stock, no par value (the"Common Stock"), is described in the section under the caption "Description of Capital Stock" of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on September 12, 1997 and any amendments thereto (the "Registration Statement"). The description of the Common Stock contained in the Registration Statement is incorporated herein by reference.


Item 2.  Exhibits.

   Exhibit                           Description
   -------                           -----------

       1 Amended and Restated Articles of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 of the Registration Statement).

       2 Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 of the Registration Statement.)

       3 Specimen Common Stock Certificate of the Company (Incorporated by reference to Exhibit 4.1 of the Registration Statement.)

       4 Pages 76 and 77 of the Registration Statement containing the section entitled "Description of Capital Stock."



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     ImageMax, Inc.





   Date: November 28, 1997         By: /s/ Bruce M. Gillis
                                       ----------------------------------------
                                       Bruce M. Gillis
                                       Chief Executive Officer and
                                         Chairman of the Board

                                  EXHIBIT INDEX



Exhibit
Number                  Description                                   Page
------                  -----------                                   ----


  4 Pages 76 and 77 of the Registration Statement containing the section entitled "Description of Capital Stock."